CITY NATIONAL ROCHDALE FUNDS

City National Rochdale Emerging Markets Fund

Class N (RIMIX)

Class Y (CNRYX)

Supplement dated March 8, 2018 to the Prospectus dated February 5, 2018, as supplemented, and the Summary Prospectus dated January 31, 2018, as supplemented

The “Investment through Mauritius Subsidiary” risk factor in the “Principal Risks of Investing in the Fund” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Investment through Mauritius Subsidiary – Any change in the provisions of the income tax treaty between Mauritius and India, in its applicability to the Fund or the Mauritius Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments. In particular, due to the recent amendment of the treaty between India and Mauritius, the capital gains tax exemption on shares of Indian companies will be phased out over a two-year period beginning April 1, 2017, and ending March 31, 2019. Shares of Indian companies acquired after April 1, 2017, will be subject to a reduced capital gain tax until March 31, 2019, and shares will be taxed at India’s full tax rate thereafter. There is no guarantee that the Treaty will not be amended further.

The “Management” risk factor in the “Principal Risks of Investing in the Fund” section of the Prospectus and Summary Prospectus is deleted in its entirety and replaced with the following:

Management - The Fund’s performance depends on the sub-adviser’s skill in making appropriate investments. As a result, the Fund may underperform the markets in which it invests or similar funds.

The Average Annual Total Returns table in the “Performance” section of the Prospectus and Summary Prospectus is supplemented with the following:

Average Annual Total Returns (for the periods ended December 31, 2017)	One Year	Five Year	Since Inception
Class Y			(6/1/2016)
Return Before Taxes	43.61%	-	26.90%

The “Investment through Mauritius Subsidiary (Emerging Markets Fund)” risk factor in the “More About the Funds’ Risks - Principal Risks of the Funds” section of the Prospectus is deleted in its entirety and replaced with the following:

Investment through Mauritius Subsidiary (Emerging Markets Fund) – The Emerging Markets Fund currently invests indirectly in securities of Indian companies through the Mauritius Subsidiary, an entity formed in the Republic of Mauritius that is also managed by the Adviser and sub-advised by Fiera Capital Inc. The Mauritius Subsidiary will seek to maintain residency in Mauritius in order to allow the Fund to take advantage of the currently effective income tax treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities. The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty. The Mauritius Subsidiary has received a Tax Residence Certificate from the Mauritius Revenue Authority.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid. The Fund can take advantage of this zero tax rate through its investments through the Mauritius Subsidiary. The Indian tax rate on short-term capital gains is currently 15% (plus applicable surcharge at 2% up to income of INR (Indian rupee) 100,000,000 and 5% if income exceeds INR 100,000,000 and cess (i.e., levy) at 3% on base tax rate and surcharge). Effective April 1, 2017, due to the amendment of the Double Taxation Avoidance Treaty between India and Mauritius, the benefit of the zero tax rate in India on short-term capital gains available to residents of Mauritius has been discontinued for acquisitions made on or after April 1, 2017. Subject to a motive and bona fide business test, short-term capital gains on acquisitions made on or after April 1, 2017, will be taxable at 7.50% (plus applicable surcharge at 2% up to income of INR 100,000,000 and 5% if income exceeds INR 100,000,000 and cess at 3% on the base tax rate and surcharge) until March 31, 2019, and thereafter at 15% (plus applicable surcharge at 2% up to income of INR 100,000,000 and 5% if income exceeds INR 100,000,000 and cess (i.e., levy) at 3% on the base tax rate and surcharge). Acquisitions made prior to April 1, 2017, will still receive the benefit of the zero tax rate on short term capital gains.

For U.S. federal income tax purposes, the income, assets and activities of the Mauritius Subsidiary have been treated as those of the Fund. Investments made by the Fund in the Mauritius Subsidiary and distributions by the Mauritius Subsidiary to the Fund have been disregarded as the Mauritius Subsidiary has not been treated as an entity separate from the Fund for those purposes. Correspondingly, investments made by the Mauritius Subsidiary in Indian securities have been treated for those purposes as investments by the Fund, and dividends and distributions received by the Mauritius Subsidiary on these investments have been treated as having been received by the Fund.

It was discovered that the Mauritius Subsidiary inadvertently failed to file IRS Form 8832 to elect disregarded entity status. The Mauritius Subsidiary has recently received private letter ruling relief from the IRS to permit the Mauritius Subsidiary to make a late entity classification election as a disregarded entity, effective as of the date of formation of the Mauritius Subsidiary. The Mauritius Subsidiary has made the late entity classification election, effective as of such date.

***

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CNR-SK-036-0100